Assets Classified as Held for Sale/ Liabilities Associated with Assets Classified as Held for Sale - Schedule of Major Classes of Assets and Liabilities of the Disposal Groups Classified as Held for Sale (Details) - Discontinued Operations, Held-for-Sale or Disposed of by Sale [Member]
$ in Thousands
Oct. 31, 2023 USD ($)
Schedule of Major Classes of Assets and Liabilities of the Disposal Group Classified as Held for Sale [Line Items]
Goodwill	$ 7,500
Property, plant and equipment	62,953
Intangible assets	3,099
Accounts receivable	530
Prepayments, deposits and other receivables	214
Due from a minority shareholder of subsidiaries	2,182
Fiduciary bank balances	321
Cash and cash equivalents	246
Total assets classified as held for sale	77,045
Accounts payable	(484)
Due to AMTD Group	(15,233)
Other payables and accruals	(1,668)
Deferred tax liability	(527)
Total liabilities associated with assets classified as held for sale	$ (17,912)